Financial Risk Management and Policies (Details 2) - USD ($)	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial Risk Management And Policies [Abstract]
Term loans	$ 88,700,137	$ 94,792,088
Lease liability	30,779,137	30,221,425
Less: cash and cash equivalents	(19,830,771)	3,707,697
Net debt	99,648,503	128,721,210
Total capital	109,416,415	60,977,933	$ 67,620,954	$ 57,986,026
Capital and net debt	$ 209,064,918	$ 189,699,143
Gearing ratio	48.00%	68.00%